UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 9, 2016

ANI PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-31812	58-2301143
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

210 Main Street West Baudette, Minnesota	56623
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (218) 634-3500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On March 9, 2016, ANI Pharmaceuticals, Inc. (the “Company,” “we” or “us”) announced that Arthur S. Przybyl, President and CEO, will present at the 28th Annual ROTH Conference, which presentation will be webcast live at http://wsw.com/webcast/roth30/anip at 11:30 AM PT on Monday, March 14, 2016. The live webcast will be archived and available for 90 days, through June 12, 2016.

On March 9, 2016, we posted to our website our March 2016 Corporate Presentation. We may use this presentation in our communications or at conferences. The presentation is available on our website, www.anipharmaceuticals.com, and is attached to this Current Report on Form 8-K as Exhibit 99.2 and incorporated into this Item 7.01 by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements

Certain statements contained in the presentation slides furnished with this report contain forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future operations, products, financial position, operating results, prospects, pipeline or potential markets therefor, and other statements that are not historical in nature, particularly those that utilize terminology such as “anticipates,” “will,” “expects,” “plans,” “potential,” “future,” “believes,” “intends,” “continue,” other words of similar meaning, derivations of such words, and the use of future dates.

Uncertainties and risks may cause our actual results to be materially different than those expressed in or implied by such forward-looking statements. Uncertainties and risks include, but are not limited to, the risks that we may face with respect to importing raw materials, acquisitions, increased competition, delays or failure in obtaining product approval from the U.S. Food and Drug Administration ("FDA"), general business and economic conditions, market trends, product development, regulatory and other approvals and marketing.

More detailed information on these and additional factors that could affect our actual results are described in our filings with the Securities and Exchange Commission, including our most recent annual report on Form 10-K and quarterly reports on Form 10-Q, as well as our proxy statement/prospectus, filed with the Securities and Exchange Commission on April 24, 2015. The forward-looking statements contained in this document are made only as of the date of this document. We undertake no obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits

No.	Description

99.1	Press release, dated March 9, 2016, issued by ANI Pharmaceuticals, Inc.
99.2	ANI Pharmaceuticals, Inc. Corporate Presentation, March 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANI PHARMACEUTICALS, INC.

	By:	/s/ Charlotte C. Arnold
Charlotte C. Arnold
Vice President, Finance and Chief Financial Officer
Dated: March 9, 2016